Dime Community Bancshares, Inc.
Notice of Acceleration of Stock Option Vesting

PLEASE READ IMMEDIATELY.
YOU MAY NEED TO TAKE ACTION BEFORE DECEMBER 31, 2005.

To:                   VINCENT F. PALAGIANO
From:  Compensation Committee of the Board of Directors of Dime Community Bancshares, Inc.
Date:  January 4, 2006

Attached to this Notice is a statement showing stock options granted to you under the stock option plans of Dime Community Bancshares, Inc. (the "Company") that remain outstanding and unexercised at the date of this Notice. The attached schedule identifies those stock options that are "vested" and may now be exercised and those that are not vested. As a general rule, stock options that are not vested cannot be exercised now and can only be exercised in the future if you continue working for the Company or its subsidiaries through a specific future date.

We are pleased to announce that the Compensation Committee has approved the accelerated vesting of all or a portion of the outstanding, unvested stock options effective as of December 30, 2005. If you remain employed by the Company or its subsidiaries through the close of business on that date, you will be permitted thereafter to exercise any or all of the stock options shown on the attached schedule at any time during their remaining term.

☐
If this box has been checked, you do not need to take any action to assure the accelerated vesting of your stock options. This notice constitutes an amendment of each of your outstanding stock option agreements to specify a vesting date or earliest exercise date of December 30, 2005 for any unvested stock options shown on the attached schedule. With the exception of this change, the existing terms of your outstanding stock options remain in effect.

☒
If this box has been checked, none of your outstanding, unvested stock options will vest on an accelerated basis unless you consent to the acceleration of all of your unvested stock options. You must give us your consent in writing no later than December 30, 2005. You can give us your consent in writing simply by signing where indicated below on this form. If you give your consent:
► The combined total exercise price of your incentive stock options that will vest in 2005 will exceed $100,000.
► The federal tax laws do not permit you to enjoy incentive stock option tax treatment on more than $100,000 in stock options annually (calculated based on the exercise price of the options that vest in any one calendar year).
► You will lose incentive stock option tax treatment on options vesting in 2005 that exceed this limit.

With the exception of these changes, the existing terms of your outstanding stock options remain in effect. To give your consent to the accelerated vesting of your stock options, please sign and date this notice where indicated below and return it to Michael Pucella no later than December 31, 2005.

If you have questions concerning this Notice, the terms of your stock options, or the tax withholding requirements associated with incentive and non-qualified stock options, please call Kenneth Ceonzo at (718) 782-6200 ext. 8279 or refer to your Stock Option Agreements and related Prospectuses.

Dime Community Bancshares, Inc.

By /s/ MICHAEL PUCELLA
Authorized Signature

I hereby consent to the acceleration of the vesting of my outstanding stock options as described in this Notice and agree that the terms and conditions of my outstanding stock options are hereby amended to give effect to such accelerated vesting.

Your Signature: /s/ VINCENT F. PAKAGIANO                        Date: December 30, 2005

Print Name: VINCENT F. PALAGIANO

# # # # # # # # #
The Option Holder's signed and dated
consent was received on: December 30, 2005.      By:  /s/ KENNETH CEONZO
                         Authorized Signature

Dime Community Bancshares, Inc.
Notice of Acceleration of Stock Option Vesting

PLEASE READ IMMEDIATELY.
YOU MAY NEED TO TAKE ACTION BEFORE DECEMBER 31, 2005.

To:                   MICHAEL P. DEVINE
From:  Compensation Committee of the Board of Directors of Dime Community Bancshares, Inc.
Date:  January 4, 2006

Attached to this Notice is a statement showing stock options granted to you under the stock option plans of Dime Community Bancshares, Inc. (the "Company") that remain outstanding and unexercised at the date of this Notice. The attached schedule identifies those stock options that are "vested" and may now be exercised and those that are not vested. As a general rule, stock options that are not vested cannot be exercised now and can only be exercised in the future if you continue working for the Company or its subsidiaries through a specific future date.

We are pleased to announce that the Compensation Committee has approved the accelerated vesting of all or a portion of the outstanding, unvested stock options effective as of December 30, 2005. If you remain employed by the Company or its subsidiaries through the close of business on that date, you will be permitted thereafter to exercise any or all of the stock options shown on the attached schedule at any time during their remaining term.

☐
If this box has been checked, you do not need to take any action to assure the accelerated vesting of your stock options. This notice constitutes an amendment of each of your outstanding stock option agreements to specify a vesting date or earliest exercise date of December 30, 2005 for any unvested stock options shown on the attached schedule. With the exception of this change, the existing terms of your outstanding stock options remain in effect.

☒
If this box has been checked, none of your outstanding, unvested stock options will vest on an accelerated basis unless you consent to the acceleration of all of your unvested stock options. You must give us your consent in writing no later than December 30, 2005. You can give us your consent in writing simply by signing where indicated below on this form. If you give your consent:
► The combined total exercise price of your incentive stock options that will vest in 2005 will exceed $100,000.
► The federal tax laws do not permit you to enjoy incentive stock option tax treatment on more than $100,000 in stock options annually (calculated based on the exercise price of the options that vest in any one calendar year).
► You will lose incentive stock option tax treatment on options vesting in 2005 that exceed this limit.

With the exception of these changes, the existing terms of your outstanding stock options remain in effect. To give your consent to the accelerated vesting of your stock options, please sign and date this notice where indicated below and return it to Michael Pucella no later than December 31, 2005.

If you have questions concerning this Notice, the terms of your stock options, or the tax withholding requirements associated with incentive and non-qualified stock options, please call Kenneth Ceonzo at (718) 782-6200 ext. 8279 or refer to your Stock Option Agreements and related Prospectuses.

Dime Community Bancshares, Inc.

By /s/ MICHAEL PUCELLA
Authorized Signature

I hereby consent to the acceleration of the vesting of my outstanding stock options as described in this Notice and agree that the terms and conditions of my outstanding stock options are hereby amended to give effect to such accelerated vesting.

Your Signature: /s/ MICHAEL P. DEVINE                        Date: December 30, 2005

Print Name: MICHAEL P. DEVINE

# # # # # # # # #
The Option Holder's signed and dated
consent was received on: December 30, 2005.      By:  /s/ KENNETH CEONZO
                         Authorized Signature

Dime Community Bancshares, Inc.
Notice of Acceleration of Stock Option Vesting

PLEASE READ IMMEDIATELY.
YOU MAY NEED TO TAKE ACTION BEFORE DECEMBER 31, 2005.

To:                   KENNETH J. MAHON
From:  Compensation Committee of the Board of Directors of Dime Community Bancshares, Inc.
Date:  January 4, 2006

Attached to this Notice is a statement showing stock options granted to you under the stock option plans of Dime Community Bancshares, Inc. (the "Company") that remain outstanding and unexercised at the date of this Notice. The attached schedule identifies those stock options that are "vested" and may now be exercised and those that are not vested. As a general rule, stock options that are not vested cannot be exercised now and can only be exercised in the future if you continue working for the Company or its subsidiaries through a specific future date.

We are pleased to announce that the Compensation Committee has approved the accelerated vesting of all or a portion of the outstanding, unvested stock options effective as of December 30, 2005. If you remain employed by the Company or its subsidiaries through the close of business on that date, you will be permitted thereafter to exercise any or all of the stock options shown on the attached schedule at any time during their remaining term.

☐
If this box has been checked, you do not need to take any action to assure the accelerated vesting of your stock options. This notice constitutes an amendment of each of your outstanding stock option agreements to specify a vesting date or earliest exercise date of December 30, 2005 for any unvested stock options shown on the attached schedule. With the exception of this change, the existing terms of your outstanding stock options remain in effect.

☒
If this box has been checked, none of your outstanding, unvested stock options will vest on an accelerated basis unless you consent to the acceleration of all of your unvested stock options. You must give us your consent in writing no later than December 30, 2005. You can give us your consent in writing simply by signing where indicated below on this form. If you give your consent:
► The combined total exercise price of your incentive stock options that will vest in 2005 will exceed $100,000.
► The federal tax laws do not permit you to enjoy incentive stock option tax treatment on more than $100,000 in stock options annually (calculated based on the exercise price of the options that vest in any one calendar year).
► You will lose incentive stock option tax treatment on options vesting in 2005 that exceed this limit.

With the exception of these changes, the existing terms of your outstanding stock options remain in effect. To give your consent to the accelerated vesting of your stock options, please sign and date this notice where indicated below and return it to Michael Pucella no later than December 31, 2005.

If you have questions concerning this Notice, the terms of your stock options, or the tax withholding requirements associated with incentive and non-qualified stock options, please call Kenneth Ceonzo at (718) 782-6200 ext. 8279 or refer to your Stock Option Agreements and related Prospectuses.

Dime Community Bancshares, Inc.

By /s/ MICHAEL PUCELLA
Authorized Signature

I hereby consent to the acceleration of the vesting of my outstanding stock options as described in this Notice and agree that the terms and conditions of my outstanding stock options are hereby amended to give effect to such accelerated vesting.

Your Signature: /s/ KENNETH J. MAHON                        Date: December 30, 2005

Print Name: KENNETH J. MAHON

# # # # # # # # #
The Option Holder's signed and dated
consent was received on: December 30, 2005.      By:  /s/ KENNETH CEONZO
                         Authorized Signature

Dime Community Bancshares, Inc.
Notice of Acceleration of Stock Option Vesting

PLEASE READ IMMEDIATELY.
YOU MAY NEED TO TAKE ACTION BEFORE DECEMBER 31, 2005.

To:                   TIMOTHY B. KING
From:  Compensation Committee of the Board of Directors of Dime Community Bancshares, Inc.
Date:  January 4, 2006

Attached to this Notice is a statement showing stock options granted to you under the stock option plans of Dime Community Bancshares, Inc. (the "Company") that remain outstanding and unexercised at the date of this Notice. The attached schedule identifies those stock options that are "vested" and may now be exercised and those that are not vested. As a general rule, stock options that are not vested cannot be exercised now and can only be exercised in the future if you continue working for the Company or its subsidiaries through a specific future date.

We are pleased to announce that the Compensation Committee has approved the accelerated vesting of all or a portion of the outstanding, unvested stock options effective as of December 30, 2005. If you remain employed by the Company or its subsidiaries through the close of business on that date, you will be permitted thereafter to exercise any or all of the stock options shown on the attached schedule at any time during their remaining term.

☐
If this box has been checked, you do not need to take any action to assure the accelerated vesting of your stock options. This notice constitutes an amendment of each of your outstanding stock option agreements to specify a vesting date or earliest exercise date of December 30, 2005 for any unvested stock options shown on the attached schedule. With the exception of this change, the existing terms of your outstanding stock options remain in effect.

☒
If this box has been checked, none of your outstanding, unvested stock options will vest on an accelerated basis unless you consent to the acceleration of all of your unvested stock options. You must give us your consent in writing no later than December 30, 2005. You can give us your consent in writing simply by signing where indicated below on this form. If you give your consent:
► The combined total exercise price of your incentive stock options that will vest in 2005 will exceed $100,000.
► The federal tax laws do not permit you to enjoy incentive stock option tax treatment on more than $100,000 in stock options annually (calculated based on the exercise price of the options that vest in any one calendar year).
► You will lose incentive stock option tax treatment on options vesting in 2005 that exceed this limit.

With the exception of these changes, the existing terms of your outstanding stock options remain in effect. To give your consent to the accelerated vesting of your stock options, please sign and date this notice where indicated below and return it to Michael Pucella no later than December 31, 2005.

If you have questions concerning this Notice, the terms of your stock options, or the tax withholding requirements associated with incentive and non-qualified stock options, please call Kenneth Ceonzo at (718) 782-6200 ext. 8279 or refer to your Stock Option Agreements and related Prospectuses.

Dime Community Bancshares, Inc.

By /s/ MICHAEL PUCELLA
Authorized Signature

I hereby consent to the acceleration of the vesting of my outstanding stock options as described in this Notice and agree that the terms and conditions of my outstanding stock options are hereby amended to give effect to such accelerated vesting.

Your Signature: /s/ TIMOTHY B. KING                        Date: December 30, 2005

Print Name: TIMOTHY B. KING

# # # # # # # # #
The Option Holder's signed and dated
consent was received on: December 30, 2005.      By:  /s/ KENNETH CEONZO
                         Authorized Signature

Dime Community Bancshares, Inc.
Notice of Acceleration of Stock Option Vesting

PLEASE READ IMMEDIATELY.
YOU MAY NEED TO TAKE ACTION BEFORE DECEMBER 31, 2005.

To:  MICHAEL PUCELLA
From:  Compensation Committee of the Board of Directors of Dime Community Bancshares, Inc.
Date:  January 4, 2006

Attached to this Notice is a statement showing stock options granted to you under the stock option plans of Dime Community Bancshares, Inc. (the "Company") that remain outstanding and unexercised at the date of this Notice. The attached schedule identifies those stock options that are "vested" and may now be exercised and those that are not vested. As a general rule, stock options that are not vested cannot be exercised now and can only be exercised in the future if you continue working for the Company or its subsidiaries through a specific future date.

We are pleased to announce that the Compensation Committee has approved the accelerated vesting of all or a portion of the outstanding, unvested stock options effective as of December 30, 2005. If you remain employed by the Company or its subsidiaries through the close of business on that date, you will be permitted thereafter to exercise any or all of the stock options shown on the attached schedule at any time during their remaining term.

☐
If this box has been checked, you do not need to take any action to assure the accelerated vesting of your stock options. This notice constitutes an amendment of each of your outstanding stock option agreements to specify a vesting date or earliest exercise date of December 30, 2005 for any unvested stock options shown on the attached schedule. With the exception of this change, the existing terms of your outstanding stock options remain in effect.

☒
If this box has been checked, none of your outstanding, unvested stock options will vest on an accelerated basis unless you consent to the acceleration of all of your unvested stock options. You must give us your consent in writing no later than December 30, 2005. You can give us your consent in writing simply by signing where indicated below on this form. If you give your consent:
► The combined total exercise price of your incentive stock options that will vest in 2005 will exceed $100,000.
► The federal tax laws do not permit you to enjoy incentive stock option tax treatment on more than $100,000 in stock options annually (calculated based on the exercise price of the options that vest in any one calendar year).
► You will lose incentive stock option tax treatment on options vesting in 2005 that exceed this limit.

With the exception of these changes, the existing terms of your outstanding stock options remain in effect. To give your consent to the accelerated vesting of your stock options, please sign and date this notice where indicated below and return it to Michael Pucella no later than December 31, 2005.

If you have questions concerning this Notice, the terms of your stock options, or the tax withholding requirements associated with incentive and non-qualified stock options, please call Kenneth Ceonzo at (718) 782-6200 ext. 8279 or refer to your Stock Option Agreements and related Prospectuses.

Dime Community Bancshares, Inc.

By /s/ MICHAEL PUCELLA
Authorized Signature

I hereby consent to the acceleration of the vesting of my outstanding stock options as described in this Notice and agree that the terms and conditions of my outstanding stock options are hereby amended to give effect to such accelerated vesting.

Your Signature: /s/ MICHAEL PUCELLA                        Date: December 30, 2005

Print Name: MICHAEL PUCELLA

# # # # # # # # #
The Option Holder's signed and dated
consent was received on: December 30, 2005.      By:  /s/ KENNETH CEONZO
                         Authorized Signature